EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report (the “Report”) of Fits My Style Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nickolay Kukekov, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2012

By:	/s/ Nickolay Kukekov
Nickolay Kukekov
Principal Executive Officer
and Principal Financial and Accounting Officer

A signed original of this written statement required by Section 906 has been provided to Fits My Style Inc. and will be retained by Fits My Style Inc. to be furnished to the Securities and Exchange Commission or its staff upon request.